Exhibit 99.1
Howard Weil 35th Annual Energy Conference
Steven F. Leer Chairman and CEO
Arch Coal, Inc.
April 4, 2007 New Orleans, LA

Forward-looking information
This presentation contains “forward-looking statements” –that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,”“anticipates,” “intends,”“plans,” “believes,”“seeks,”or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.
This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.
Slide 2

U.S. coal markets weakened in 2006, but may be on the rebound


2006 (in millions of tons)
Supply
+26
-10
Demand

- Factors causing demand decline
  - *Mild winter; mild summer (East)*
  - *Near-record nuclear availability*
  - *Strong hydro year*
- Low gas prices allowed coal stockpile conservation efforts
  - *Led to generator stockpile increase of an estimated 35 million tons*

- Correction may be near
  - *Stronger gas prices*
  - *Return of normal weather*
  - *Electric generation up 5% YTD*
  - *Coal production flat YTD*
  - *Renewed CAPP permitting issues*
  - *Seaborne coal markets strengthening*
  - *Met market – tugging at steam*
  - *Long-term supply pressures in East*
  - *New plants on horizon*

Slide 3

Source: ACI and NMA

EIA projects U.S. coal use and market share to increase over next 25 years
Market Share by Fuel Type U.S. Fuel Prices
(in billion kWh) ($/mm BTU, at 3/30/07)
57% Coal 49% 15%
Nuclear $12.04 19% $9.89 17% Natural Gas 20% 5% Hydro 7% 4% $0.52 Renewable 3% PRB 8800 Nat. Gas Crude Oil 2%
Crude Oil FOB mine (2008) wellhead (Jan. 2008) 2% 2006 2030
Slide 4 Source: EIA, Platts and NYMEX

Increased utilization at existing coal-fueled generation plants can expand demand Just filling in troughs could equate to an incremental 100+ million tons of coal demand (1) Peaking Oil/Gas Nat Gas (cc) Inter- mediate Coal (cycling) Coal (baseload) Baseload Nuclear Hydro Summer Spring Winter Fall (1) Assumes 80% peak utilization vs. 73% average utilization Assumes a 14.8-million-ton increase for every 1% increase in utilization Slide 5 Source: ACI (for illustrative purposes only)

Construction is now underway on more than 11 GW of new coal-fueled capacity
WPS Weston #4 (Wisc.) Cleco Rodemacher #3 (La.) OPP Nebraska City #2 (Neb.) 500 MW / June 2008 600 MW / June 2008 663 MW / May 2009
.S. Power Boulder Valley (Nev.) MidAmer. Council Bluffs (Iowa) Elm Road Generating (Wis.) 200 MW / Jan. 2010 790 MW / May 2007 600 MW / July 2009
Slide 6 Source: ACI

Powder River Basin is expected to supply majority of new coal-fueled capacity
Under Construction Advanced Development Early Development 11.0 10.5 20.7 GW GWGW PRB Illinois PRB Illinois Other PRB Illinois Other CAPP NAPP NAPP WBIT Lignite NAPP Lignite &nbs p; CAPP
Total coal demand of Total coal demand of Total coal demand of 40.8 million tons 36.1 million tons 74.3 million tons Powder River Basin Powder River Basin Powder River Basin expected to capture expected to capture expected to capture 33.8 million tons 16.9 million tons 26.3 million tons
New coal-fueled generating capacity announcements total over 90 GW.
Slide 7 Source: Platts and ACI estimates

We expect railroads to facilitate future growth in moving Western coals eastward

- Railroads have facilitated doubling of production in Powder River Basin since 1992
- New expansion projects are underway
  - *39 miles of triple track to be added north of Reno Junction*
  - *15 miles of quadruple track to be added at Logan Hill*
  - *42 miles of quadruple track planned for Shawnee Junction*
- These expansions are projected to increase capacity by at least 75 million tons


Donkey Creek Jct.
3rd Main
39 Miles
Caballo Mine
(North End of Joint Line)
Coal Creek
Black Thunder
(North Load out)
Reno Jct
3rd Main
added in
2006
Black Thunder
(South Load out)
West Nacco Jct
Converse Jct
4th Main
@ Logan
15 Miles
Bill
4th Main
42 Miles
Walker
Shawnee Jct
(South End of Joint Line)

Source: ACI

Slide 8

Over the long-term, clean-coal technologies can create new markets for coal
A plug-in hybrid is one Coal can be converted Gasification can reduce entry for coal into the into ultra-low-sulfur emissions & transform transportation market diesel fuel coal into pipeline-quality natural gas
` Likely to create ` At current oil prices, significant coal-to-liquids ` IGCC & CCS should off-peak demand facilities appear enable coal to for electricity economically prosper in a carbon feasible constrained world
Public policy initiatives aimed at domestic energy security are leading to energy legislation and financial incentives for clean-coal-technology development.
Slide 9 Source: ACI

Debate on potential future CO_2 regulation is focused on energy security *and* climate

- Cannot reduce dependence on foreign oil without increased coal use
  - *Can advance clean-coal technology investment*
- Progress on carbon capture and storage (CCS) is accelerating
  - *Stabilizing CO_2 concentrations without CCS is virtually impossible*
  - *Recent announcement by AEP shows real progress on CCS*
- IGCC plants are now gaining traction
  - *Technology providers eager to establish the industry standard*
- Most realistic way to de-carbonize automotive fleet is to electrify (employing centralized CCS)
  - *Plug-in hybrids increasingly viewed as key part of solution*
  - *Off-peak power demand will most benefit lowest cost fuels*

Slide 10

Source: ACI

Coal will remain a vital part of America’s –and the developing world’s – energy future
U.S. Energy Reserves Cumulative 4-Yr Percent Change (in trillion Btu) in Global Energy Consumption
(2001-2005, in millions toe)
Coal (95%) Coal 23.0% Coal (50%) Hydro 12.1%
NatGas
11.7%

Oil 7.9%
Nuke 4.4% Oil (2%) Natural Gas (3%)
China & India Rest of World
Slide 11 Source: EIA, Platts and BP Statistical Review of World Energy 2006
Arch Coal Overview
One of the largest U.S. coal producers
Headquartered in St. Louis, MO, with large, modern mining operations and strategic reserves spread across the U.S.
Core business is providing U.S. power generators with clean-burning, low-sulfur coal for electric generation
` Supplies roughly 11% of U.S. coal needs ` Provides source fuel for roughly 6% of U.S. electricity
Industry leader in mine safety, productivity and land reclamation
Slide 12 Source: ACI

Arch’s long-term success hinges on three crucial areas of performance Operating the world’s safest coal mines Acting as highly responsible stewards of the land and good corporate citizens Delivering superior shareholder value ` Achieving industry-leading rates of productivity ` Implementing continuous improvements and cost control initiatives ` Serving the growing needs of our utility and industrial customers Slide 13 Source: ACI

Arch has the cleanest balance sheet among major U.S. coal producers
Legacy Liabilities of Largest U.S. Coal Companies 12/31/06 (in millions) Pension Reclamation $3,357 Postretirement Medical Workers’ Comp
$2,267 $771 $397 $337 Competitor #1 Competitor #2 Competitor #3 Competitor #4 Arch Coal
Slide 14 Source: SEC filings compiled by ACI

Arch’s national scope of operations includes presence in four major U.S. coal basins
Powder River Basin
Illinois Basin
1. Coal Creek 2. Black Thunder
12 [1]2 4 Knight Hawk 2[1] 3 3 [4]5 Centra
l Appalachia
1. Mountain Laurel
2. Co
al-Mac
Western Bituminous 3. Mingo Logan
4. Cumberland River
1. Skyline 5. Lone Mountain 2. Dugout 3. Sufco 4. West Elk
Reserve base of 2.9 billion tons (over 85% low-sulfur coal) Leading operating position in all three major low-sulfur basins Equity interest in an Illinois Basin producer, Knight Hawk
Slide 15 Source: ACI

Arch is expanding coal markets through investment in coal-conversion technologies
Medicine Bow Mine End Products
DKRW ultra-clean
11,000 bpd diesel fuel CTL Facility*
Wyoming
gasificationtechnology chemical Arch as mine operator feedstock FT liquefaction technology
CO2
SNC-Lavalin to provide EPC services
enhanced oil recovery
Arch owns a 25% stake in DKRW Advanced Fuels
Long-term contract in place with Sinclair Oil Corporation to sell ultra-low-sulfur diesel fuel from planned CTL facility

Arch’s 2006 operating results demonstrated significant progress
Earnings per share Adjusted EBITDA
(per diluted share basis) (in millions) $1.80 $545 $290 $0.17 2005 2006 2005 2006
Achieved rising price realization per ton in all regions due to the roll-off of lower-priced contracts
Expanded operating margin per ton in all regions due to better price realization and cost control initiatives
Note: Reconciliation appears on last page of handout, may not tie due to rounding
Slide 17 Source: ACI

Arch plans to reduce production levels and contain costs in weak market cycle
Guidance
Reduce production targets (charts in millions) ` Preserve value of reserves for 2006 $502 future when demand rebounds 2007E
$260
Lower capital spending 127 133
` Align spending with market demand and reduced Volume midpoint* Capex midpoint**
production levels
` Focus on cost control Unpriced tons at 12/31/06
Maintain upside exposure 110 — 120 ` Unpriced position translates 75 — 85 into more upside potential when market rebounds
` Creates long-term value for 11 — 16 shareholders
2007 2008 2009
*Volume excludes pass-through tons associated with Magnum transaction
Slide 18 **Capex excludes reserve additions Source: ACI

Arch’s future strategic growth possibilities are exciting
Invest in core businesses to enhance profit growth and return on capital as well as evaluate opportunities to further upgrade and expand reserve base Consider acquisitions or investments that strategically fit and create shareholder value Expand market for coal through Btu conversion technologies that provide significant upside
Slide 19 Source: ACI

Reconciliation to Non-GAAP Measures (Adjusted EBITDA)
Adjusted EBITDA:
Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses.
Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA.
Year Ended December 31, 2006 2005 (Unaudited) Net income $ 260,931 $ 38,123 Income tax (benefit) expense 7,650 (34,650) Interest expense, net 60,639 63,120 Depreciation, depletion and amortization 208,354 212,301 Expenses from early debt extinguishment and other non-operating 7,447 11,264
Adjusted EBITDA $545,021$290,158 Slide 20 Source: ACI